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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      February 12, 2003
                                                 -------------------------------

                            CROSSROADS SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    000-30362
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                            (Commission File Number)


Delaware                                                              74-2846643
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(State of Other Jurisdiction of Incorporation)                     (IRS Employer
                                                             Identification No.)

8300 North MoPac Expressway, Austin, Texas                                 78759
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (512) 349-0300
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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         Explanatory Note: This Current Report on Form 8-K/A amends the Current
Report on Form 8-K, dated February 12, 2003, of Crossroads Systems, Inc. to reflect the fact that, as anticipated, PricewaterhouseCoopers LLP completed its review of our financial statements for the fiscal quarter ended January 31, 2003 in conjunction with our March 17, 2003 filing of our Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2003. Accordingly, the change in auditors became effective on March 17, 2003.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On February 12, 2003 our Audit Committee appointed KPMG LLP to serve as our independent public accountants and dismissed our former independent public accountants, PricewaterhouseCoopers LLP. The change in auditors became effective on March 17, 2003 following the completion by PricewaterhouseCoopers of its review of our financial statements for the fiscal quarter ended January 31, 2003. KPMG will audit our financial statements for the fiscal year ending October 31, 2003.

         PricewaterhouseCoopers' audit reports on our consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During our two most recent fiscal years and through the date of this Current Report on Form 8-K/A, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PricewaterhouseCoopers' satisfaction, would have caused them to make reference to the subject matter in connection with their reports on our consolidated financial statements and supporting schedules for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         We provided PricewaterhouseCoopers with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of PricewaterhouseCoopers letter stating their agreement with such statements.

         During our two most recent fiscal years and through the date of this Current Report on Form 8-K/A, we did not consult KPMG LLP or any other accounting firm with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibit 16.1.    Letter from PricewaterhouseCoopers LLP to the
                           Securities and Exchange Commission dated March 24,
                           2003.



                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CROSSROADS SYSTEMS, INC.



Dated: March 24, 2003                By:      /s/ Brian R. Smith
                                         ---------------------------------------
                                         Brian R. Smith
                                         Chairman of the Board, President and
                                         Chief Executive Officer





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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
  16.1          Letter from PricewaterhouseCoopers LLP to Securities and Exchange
                Commission dated March 24, 2003